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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                OCTOBER 26, 1998


                            BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                   1-13087                04-2473675
(State or other jurisdiction    (Commission File         (I.R.S. Employer
     of incorporation)               Number)            Identification No.)


                               8 ARLINGTON STREET
                          BOSTON, MASSACHUSETTS 02116
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 859-2600
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ITEM 5.   OTHER EVENTS.

     Following the issuance of a press release on October 26, 1998, announcing the Company's results for the third quarter ended September 30, 1998, the Company intends to provide, to certain investors and analysts at their request, supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS:

Exhibit No.
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    99.1  The Boston Properties, Inc. Supplemental Operating and Financial Data
          for the Quarter Ended September 30, 1998, and press release dated October 26, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 26, 1998               BOSTON PROPERTIES, INC.



                                         /s/David G. Gaw
                                      ---------------------------------------
                                  By: David G. Gaw
                                      Chief Financial Officer

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